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                                                                    EXHIBIT 99.6


RECORDING REQUESTED BY AND
WHEN RECORDED RETURN TO:

First American Title Insurance Company
1737 N. First Street
San Jose, California 95112
Attn:  Dian Blair


                    MEMORANDUM OF AMENDED AND RESTATED LEASE

        This Memorandum of Amended and Restated Lease is entered into as of January 29, 2003 by and between M-F DOWNTOWN SUNNYVALE, LLC, a Delaware limited liability company ("Landlord") and HANDSPRING FACILITIES COMPANY, LLC, a Delaware LLC ("Tenant"). Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, that certain real property situated in Sunnyvale, Santa Clara County, California, more particularly described as follows:

        Parcel 4 as shown and described on that certain Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California, on November 22, 2000 in Book 734 of Maps at pages 17 through 21, inclusive;

upon and subject to the terms and conditions set forth in that certain unrecorded Amended and Restated Lease Agreement (Building 3) (the "Lease") between Landlord and Tenant and dated as of January 29, 2003.

        The term of the Lease is for five (5) years commencing on January 29, 2003, with the right on the part of Tenant to extend the term for five (5) consecutive periods of five (5) years each. Tenant's right to assign the Lease or sublease the premises which is the subject of the Lease is limited as set forth in said Lease.

        The Lease is incorporated herein by this reference, and words and phrases used in this Memorandum which are not defined herein shall have the meanings given to them in the Lease. In the event, and to the extent, that any of the terms and provisions of this Memorandum are inconsistent with the terms and provisions of the Lease, the terms and provisions of the Lease shall govern and prevail.

        This Memorandum may be executed in one or more separate counterparts, each of which, when so executed, shall be deemed to be an original. Such counterparts, together, shall constitute the one and the same instrument.

                         [SIGNATURES BEGIN ON NEXT PAGE]
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LANDLORD                                           TENANT:

M-F DOWNTOWN SUNNYVALE, LLC,           HANDSPRING FACILITY COMPANY, a
Delaware limited liability company     LLC, a Delaware limited liability company

By: M-D Ventures, Inc., a California   By: Handspring, Inc. a Delaware
    Corporation, its Manager               corporation, its Managing Member


    By:    /s/ John Mozart                 By:    /s/ Donna Dubinsky
           ----------------------                 ----------------------
           John Mozart
                                                  ------------------
           Its President                          Its  CEO
                                                      --------------
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STATE OF CALIFORNIA          )
                             )  ss.
COUNTY OF ______________     )


        On January __, 2003, before me, _______________________, personally appeared John Mozart, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

        WITNESS my hand and official seal.

                                           -------------------------------------
                                                       Notary Public
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STATE OF CALIFORNIA          )
                             )  ss.
COUNTY OF ______________     )


        On January __, 2003, before me, _______________________, personally appeared _______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

        WITNESS my hand and official seal.

                                           -------------------------------------
                                                       Notary Public